QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bernard J. Couillaud, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coherent, Inc. on Form 10-Q for the period ended June 29, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

/s/ Bernard J. Couillaud

Bernard J. Couillaud
President and Chief Executive Officer
August 13, 2002

I, Helene Simonet, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coherent, Inc. on Form 10-Q for the period ended June 29, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

/s/ Helene Simonet

Helene Simonet
Executive Vice President and Chief Financial Officer
August 13, 2002

QuickLinks

  EXHIBIT 99.1